FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the 28th day of April, 2014, by and among BG STAFFING, INC., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company (“BG Staffing, Inc.”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing, LLC”), BG PERSONNEL SERVICES, LP, a Texas limited partnership (“BG Personnel Services”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with BG Staffing, Inc., BG Staffing, LLC, BG Personnel Services and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of January 29, 2014 (as amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers have requested that Lender amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) by amending and restating the following definitions in Section 1.1 in their respective entireties to read as follows:

“Borrowing Base Amount” shall mean:

(a) (i) for the period from March 30, 2014 through and including August 31, 2014, an amount equal to eighty-five percent (85%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary, including an accrual for sales rebates) of all Eligible Accounts, and (ii) on September 1, 2014 and thereafter, an amount equal to eighty percent (80%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary, including an accrual for sales rebates) of all Eligible Accounts; plus

(b) an amount equal to the lesser of (i) (A) for the period from March 30, 2014 through and including August 31, 2014, an amount equal to eighty-five percent (85%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of all Eligible Unbilled Accounts, and (B) on September 1, 2014 and thereafter, an amount equal to eighty percent (80%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of all Eligible Unbilled Accounts, and (ii) One Million and No/100 Dollars ($1,000,000.00).

“Debt Service Coverage Ratio” shall mean the ratio of (a) consolidated EBITDA plus (i) all Earn Out Payments made by any Borrower for such period to the extent treated as an expense, plus (ii) all management fees due to Taglich Brothers, Inc. and its affiliates which Borrowers have accrued but not paid and all director fees due by BG Staffing, Inc. to its directors which Borrowers have accrued but not paid, less (iii) all distributions and dividends made to the members, shareholders or partners of Borrowers (other than distributions and/or dividends to other Borrowers), less (iv) federal and state income taxes paid by Borrowers for such period, less (v) capital expenditures (other than capital expenditures financed with the proceeds of purchase money indebtedness or capital leases to the extent permitted under this Agreement), to (b) consolidated Debt Service.

“EBITDA” shall mean for any period, the consolidated net income of Borrowers, determined in accordance with GAAP consistently applied, plus (i) Interest Expense for such period, plus (ii) federal and state income taxes of Borrowers for such period, plus (iii) all depreciation and amortization of capitalized costs for such period, plus (iv) actual closing costs in an amount not to exceed $400,000 incurred by Borrowers in connection with closing the API Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion, plus (v) actual closing costs in an amount not to exceed $400,000 incurred by Borrowers in connection with closing the InStaff Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion, plus (vi) actual closing costs in an amount not to exceed $250,000 incurred by Borrowers in connection with the conversion of BG Staffing, Inc. from a limited liability company to a corporation and related transactions, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion, plus (vii) all other non-cash items. Notwithstanding the foregoing, however, for purposes of testing the Debt Service Coverage Ratio financial covenant pursuant to Section 10.1 of this Agreement, the Total Funded Indebtedness to Adjusted EBITDA Ratio financial covenant pursuant to Section 10.2 of this Agreement and the Adjusted EBITDA financial covenant pursuant to Section 10.3 of this Agreement, the following shall be permitted to be added back to EBITDA for the relevant calculation periods: (A) pre-transaction InStaff EBITDA in the amount of $60,413 for the month of January 2013, $117,224 for the month of February 2013, $336,562 for the month of March 2013, $206,803 for the month of April 2013, and $204,664 for the month of May 2013, and (B) the non-cash portion of loss on extinguishment of Debt not to exceed $960,000 for the month of February 2014.

3. Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement.

4. Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

In addition to the foregoing:

(a) BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the Membership Interests Security Agreement. BG Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(b) BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the Partnership Interests Security Agreement), under and pursuant to the Partnership Interests Security Agreement. BG Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(c) BG Staffing, LLC hereby confirms to Lender that BG Staffing, LLC has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, LLC and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing, LLC Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), under and pursuant to the BG Staffing, LLC Partnership Interests Security Agreement. BG Staffing, LLC hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(d) BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Securities Pledge Agreement”)), to secure the Liabilities (as defined in the Securities Pledge Agreement), under and pursuant to the Securities Pledge Agreement. BG Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

5. Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:

(a) Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

(b) No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

(c) Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d) No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e) Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects as though made on such date, except where a different date is specifically indicated.

6. Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a) This Amendment, duly authorized and fully executed by each Borrower and Lender, and the Consent and Ratification of Amended and Restated Capital Contribution Agreement attached hereto and made a part hereof, duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.

(b) Payment by Borrowers to Lender of an amendment fee in the amount of Seven Thousand Five Hundred and No/100 Dollars ($7,500.00).

(c) Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

7. Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.

8. Further Assurances. Each Borrower shall take such actions as are necessary or as Lender may reasonably request from time to time to ensure that the Obligations under the Loan Documents are secured by substantially all of the assets of such Borrower, in each case as Lender may determine, including (a) the execution and delivery of security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, and (b) the delivery of certificated securities and other collateral with respect to which perfection is obtained by possession.

9. Miscellaneous.

(a) Recitals; Captions. The WHEREAS clauses at the beginning of this Amendment are part of this Amendment. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e) References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g) Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWERS:

BG STAFFING, INC., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company

By:
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By:	BG Staffing, Inc., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company
Its:	Sole Member

By:
	Name:	L. Allen Baker, Jr.
	Title:	President and Chief Executive Officer

BG PERSONNEL SERVICES, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

By: BG Staffing, Inc., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

By:
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company,
Its:	General Partner

By: BG Staffing, Inc., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

By:
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation

By:
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:
Name:	David L. Mistic
Title:	Vice President

By:
Name:	Clayton A. Bruce
Title:	Vice President

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